UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

Adtalem Global Education Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	NYSE, CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02             Results of Operations and Financial Condition

On February 4, 2020, Adtalem Global Education Inc. (“Adtalem”) issued a press release announcing its fiscal 2020 second quarter operating and enrollment results.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Adtalem under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect Adtalem’s expectations or plans, constitute forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by phrases such as Adtalem or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” intends,” “plans,” “potential,” “continue,” “may,” “will,” “should,” “could” or other words or phrases of similar import which predict or indicate future events or trends or that are not statements of historical matters.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Adtalem’s actual results to differ materially from those projected or implied by these forward-looking statements.   Additional information regarding factors that could cause results to differ can be found in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.

These forward-looking statements are based on information as of February 4, 2020, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

Item 8.01                          Other Events

In the press release dated February 4, 2020, Adtalem also announced that its Board of Directors authorized the repurchase of up to an additional $300 million in aggregate value of shares of its common stock from to time, in amounts, at prices, and at such times as Adtalem deems appropriate, subject to market conditions, legal requirements and other considerations.  Adtalem’s repurchases may be executed using open market purchases or privately negotiated transactions through the period ending December 31, 2021.  The share repurchase authorization does not obligate Adtalem to repurchase any specific number of shares and may be suspended, modified or terminated at any time without prior notice.

A copy of the press release announcing approval of the $300 million share repurchase authorization is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

99.1              Press Release of Adtalem Global Education Inc., dated February 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Michael Randolfi
Michael Randolfi
Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: February 4, 2020